UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2004

Magellan Midstream Partners, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-16335	73-1599053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 22186, Tulsa, Oklahoma		74121-2186
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (918) 574-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events.

On May 19, 2004, Magellan Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an underwriting agreement, which is attached hereto as Exhibit 1.1, with respect to the issuance and sale in an underwritten public offering (the “Common Unit Offering”) by the Partnership of 1,000,000 common units representing limited partner interests (the “Common Units”) and to the sale by Magellan Midstream Holdings, L.P., the owner of the Partnership’s general partner (the “Selling Unitholder”) of 2,000,000 Common Units.  The underwriters were also granted an option to purchase up to an additional 450,000 common units from the Selling Unitholder.  The Common Units to be sold in the Common Unit Offering were registered under the Securities Act of 1933, as amended, pursuant to shelf registration statements on Form S-3 (File Nos. 333-83952 and 333-109732).  The closing of the Common Unit Offering is expected to occur on May 25, 2004.

On May 20, 2004, the Partnership entered into an underwriting agreement, which is attached hereto as Exhibit 1.2, with respect to the issuance and sale in an underwritten public offering (the “Senior Notes Offering) by the Partnership of $250.0 million aggregate principal amount of 6.45% Senior Notes due 2014 (the “Senior Notes”).  The Senior Notes constitute a new series of debt securities under an indenture dated as of May 25, 2004, which is attached hereto as Exhibit 4.1, between the Partnership and SunTrust Bank, as trustee.  The Senior Notes will be issued under a supplement to the indenture setting forth the specific terms applicable to the Senior Notes dated as of May 25, 2004, which is attached hereto as Exhibit 4.2, between the Partnership and SunTrust Bank, as trustee.  The Senior Notes to be sold in the Senior Notes Offering were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-83952).  The closing of the Senior Notes Offering is expected to occur on May 25, 2004.

Item 7.  Financial Statements and Exhibits.

Each exhibit identified below is filed as part of this report:

Exhibit 1.1	Underwriting Agreement dated as of May 19, 2004 by and among the Partnership, the underwriters named therein and the other parties thereto relating to the Common Units Offering.

Exhibit 1.2	Underwriting Agreement dated as of May 20, 2004 by and among the Partnership, the underwriters named therein and the other parties thereto relating to the Senior Notes Offering.

Exhibit 4.1	Indenture dated as of May 25, 2004 between the Partnership and SunTrust Bank, as trustee.

Exhibit 4.2	First Supplemental Indenture dated as of May 25, 2004 between the Partnership and SunTrust Bank, as trustee.

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Common Units.

Exhibit 5.2	Opinion of Vinson & Elkins L.L.P. as to the legality of the Senior Notes.

Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.

Exhibit 12.1	Computation of ratio of earnings to fixed charges for each of the years ended December 31, 1999, 2000, 2001, 2002 and 2003 and the three month period ended March 31, 2004.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1, 5.2 and 8.1).

Exhibit 99.1	Press Release of the Partnership dated May 20, 2004 regarding the pricing of the Common Units Offering.

Exhibit 99.2	Press Release of the Partnership dated May 20, 2004 regarding the pricing of the Senior Notes Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC
its General Partner

Date: May 25, 2004	By:	/s/ Lonny E. Townsend
	Name:	Lonny E. Townsend
	Title:	General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement dated as of May 19, 2004 by and among the Partnership, the underwriters named therein and the other parties thereto relating to the Common Units Offering.

Exhibit 1.2	Underwriting Agreement dated as of May 20, 2004 by and among the Partnership, the underwriters named therein and the other parties thereto relating to the Senior Notes Offering.

Exhibit 4.1	Indenture dated as of May 25, 2004 between the Partnership and SunTrust Bank, as trustee.

Exhibit 4.2	First Supplemental Indenture dated as of May 25, 2004 between the Partnership and SunTrust Bank, as trustee.

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Common Units.

Exhibit 5.2	Opinion of Vinson & Elkins L.L.P. as to the legality of the Senior Notes.

Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.

Exhibit 12.1	Computation of ratio of earnings to fixed charges for each of the years ended December 31, 1999, 2000, 2001, 2003 and 2003 and the three month period ended March 31, 2004.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1, 5.2 and 8.1).

Exhibit 99.1	Press Release of the Partnership dated May 20, 2004 regarding the pricing of the Common Unit Offering.

Exhibit 99.2	Press Release of the Partnership dated May 20, 2004 regarding the pricing of the Senior Notes Offering.